Exhibit 99.1

Webcast: Today, March 6, 2015 at 10:00 a.m. ET

www.bbgi.com

Replay information provided below

News Announcement	For Immediate Release

CONTACT:
B. Caroline Beasley, Chief Financial Officer	Joseph N. Jaffoni
Beasley Broadcast Group, Inc.	JCIR
239/263-5000; email@bbgi.com	212/835-8500 or bbgi@jcir.com

BEASLEY BROADCAST GROUP REPORTS FOURTH QUARTER RESULTS

NAPLES, Florida, March 6, 2015 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (“Beasley,” “Beasley Broadcast” or the “Company”), a large- and mid-size market radio broadcaster, today announced operating results for the three and twelve month periods ended December 31, 2014.

On December 1, 2014 the Company completed an Asset Exchange with CBS Radio Stations Inc. (CBS Radio) whereby Beasley exchanged a total of five radio stations in the Philadelphia and Miami-Fort Lauderdale markets for a total of fourteen CBS Radio stations in the Tampa-St. Petersburg, Charlotte and Philadelphia markets. As a result of the transaction, in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company is required to report the five stations that CBS Radio received under “discontinued operations” for the 2014 fourth quarter and full year, despite having operated them through November. In addition, on a GAAP basis, the fourteen stations that the Company received in the asset exchange are included in the 2014 fourth quarter and full year operating results only for the month of December. The table below summarizes the results of continuing and discontinued operations for the three and twelve month periods ended December 31, 2014 and 2013.

Summary of Fourth Quarter and Full Year 2014 Results

In millions, except per share data	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Continuing Operations
Net revenue	$18.6	$15.0	$58.7	$56.1
Station operating income (SOI) (non-GAAP)	6.3	5.5	18.4	18.8
Operating income (1)	1.8	2.8	5.6	8.4
Net income (1)	1.8	0.8	1.0	0.2
Net income per diluted share (1)	$0.08	$0.04	$0.04	$0.01

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Beasley Broadcast Group, 3/6/15	page 2

In millions, except per share data	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Discontinued Operations
Net revenue	$8.1	$12.3	$42.6	$48.8
Station operating income (SOI) (non-GAAP)	2.6	4.7	14.9	19.0
Operating income (2)	56.8	4.6	68.8	18.5
Net income (2)	32.0	2.8	39.0	11.3
Net income per diluted share (2)	$1.39	$0.12	$1.70	$0.50

Combined Operations (continuing and discontinued operations) (non-GAAP)
Net revenue	$26.7	$27.3	$101.3	$104.9
Station operating income (SOI)	8.9	10.2	33.2	37.9
Operating income (3)	58.6	7.4	74.3	26.8
Net income (3)	33.8	3.6	40.0	11.5
Net income per diluted share attributable to Beasley Broadcast shareholders (3)	$1.47	$0.16	$1.74	$0.51

(1)	Operating income, net income and net income per diluted share from continuing operations for the three and twelve month periods ended December 31, 2014 were impacted by a total of $1.7 million of transaction and termination expenses related to the Asset Exchange with CBS Radio. Net income and net income per diluted share for the twelve month period ended December 31, 2013 were impacted by a pre-tax $1.0 million fee incurred in connection with debt pre-payment and a non-cash pre-tax charge of $1.3 million for loss on extinguishment of long-term debt incurred in connection with an amended credit agreement and debt pre-payment.
(2)	Operating income, net income and net income per diluted share from discontinued operations for the three and twelve month periods ended December 31, 2014 reflect a $54.3 million pre-tax gain related to the Asset Exchange with CBS Radio.
(3)	Operating income, net income and net income per diluted share from combined operations for the three and twelve month periods ended December 31, 2014 were impacted by a total of $1.7 million of transaction and termination expenses related to the Asset Exchange with CBS Radio. Net income and net income per diluted share for the twelve month period ended December 31, 2013 were impacted by a pre-tax $1.0 million fee incurred in connection with debt pre-payment and a non-cash pre-tax charge of $1.3 million for loss on extinguishment of long-term debt incurred in connection with an amended credit agreement and debt pre-payment. Operating income, net income and net income per diluted share for the three and twelve month periods ended December 31, 2014 reflect a $54.3 million pre-tax gain related to the Asset Exchange with CBS Radio.

Please refer to the “Calculation of SOI,” “Reconciliation of SOI to Net Income,” “Calculation of Same-Station SOI,” and “Reconciliation of Same-Station SOI to Net Income” tables at the end of this announcement for a discussion regarding SOI calculations. “Continuing & Discontinued Operations,” is the sum of Continuing Operations and Discontinued Operations. Please refer to the “Pro Forma” and “Reconciliation of Pro Forma SOI to Net Income” tables at the end of this announcement for a discussion regarding our pro forma results.

Commenting on the results, George G. Beasley, Chairman and Chief Executive Officer, said, “On a reported basis, fourth quarter net revenue from continuing operations rose 23.5% and SOI increased 14.6%, while operating income of $1.8 million was impacted by $1.7 million of transaction and termination expenses related to the Asset Exchange and otherwise would have compared favorably with the $2.8 million in the comparable year ago period.

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Beasley Broadcast Group, 3/6/15	page 3

“However, given the required accounting treatment for discontinued operations, the results include only one month of operations from the stations we received in the asset exchange, while excluding the results of the stations we gave up in the transaction. As a result, we believe a pro forma presentation, which assumes the asset exchange occurred on January 1, 2013, better reflects the operating results. On a pro forma basis, fourth quarter net revenue decreased 4.3% to $28.9 million while SOI declined 8.0% to $9.2 million. Importantly, while the fourth quarter pro forma presentation allows for a comparison of the same stations during both periods, it does not reflect our recently initiated and planned format and personnel changes in Tampa as well as expense reductions in Tampa and Charlotte, the benefits of which we expect will be reflected in our results as we move through 2015 and into 2016.

“With respect to the new markets we now operate in, Tampa-St. Petersburg is the nation’s 18th largest radio market when ranked by revenue while Charlotte is the nation’s 24th largest radio revenue market. The six station cluster we now operate in Tampa-St. Petersburg is already competitive on a revenue share basis, and we have initiated several strategies to capitalize on the significant upside in this cluster. We’ve already changed the format of one station from sports talk to rock and anchored the station with the market’s leading morning show personality. We’ve made other changes in Tampa including transferring two proven Beasley managers to lead our operations in the market and appointing a new Director of Sales for the cluster who brings long-term radio and digital experience to his role in Tampa.

“The seven station cluster we acquired in Charlotte is a market revenue share leader, so our strategies in this market to drive SOI growth are focused on extending successes and driving efficiencies in operations and processes. Overall, our post-closing integration, cost-efficiency and operating plans in both markets, combined with our legacy focus on targeted localism and delivering quality programming, effective online marketing solutions and dedicated service to the listeners and advertisers in these markets are proceeding on schedule.

“In addition to our initiatives during the quarter to expand and diversify our station and digital media operations, we continue to focus on debt reduction and returning capital to shareholders. During the fourth quarter we made credit facility repayments totaling $1.3 million, reducing borrowings to $97.7 million at December 31, 2014 and declared our fifth consecutive quarterly cash dividend.

“Looking forward, we are focused on ensuring that our station clusters match or exceed their market’s revenue performance while further strengthening our balance sheet. We are actively executing post-closing integration, programming, personnel, cost-efficiency and operating plans and results to date are tracking with our expectations. Our operating initiatives continue to focus on targeted localism and delivering quality programming, effective online marketing solutions and dedicated service to the listeners and advertisers in our markets. These strategies have created long-term value for Beasley Broadcast Group and we are confident that the application of our operating and programming disciplines combined with our commitment to build strong community involvement in our markets will support our goals for growth and the enhancement of shareholder value.”

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Beasley Broadcast Group, 3/6/15	page 4

Webcast Information

The Company will host a webcast today, March 6, 2015, at 10:00 a.m. ET to discuss its financial results and operations. Interested parties may access the webcast at the Company’s web site at www.bbgi.com. Following its completion, a replay of the webcast can be accessed for five days on the Company’s web site, www.bbgi.com.

About Beasley Broadcast Group:

Founded in 1961, Beasley Broadcast Group, Inc., www.bbgi.com, is a radio broadcasting company that owns and operates 53 stations (34 FM and 19 AM) located in twelve large- and mid-size markets in the United States.

Definitions

Combined operations (non-GAAP) consists of continuing operations and discontinued operations and financial metrics presented as combined operations are calculated by adding together the respective continuing operations and discontinued operations financial metric being presented. Station Operating Income (SOI) consists of net revenue less station operating expenses. We define station operating expenses as cost of services and selling, general and administrative expenses.

Same-station results, as presented herein, compare stations operated by the Company throughout all periods presented in the following tables. For the three months ended December 31, 2014, same-station results exclude revenue and expenses from Tampa-St. Petersburg, Charlotte, and WTEL-AM in Philadelphia, all of which were acquired in December 2014. For the twelve months ended December 31, 2014, same-station results exclude revenue and expenses from Tampa-St. Petersburg, Charlotte, and WTEL-AM in Philadelphia, and KVGS-FM in Las Vegas, which was acquired in September 2013. For the twelve months ended December 31, 2013, same-station results exclude revenue and expenses from KVGS-FM in Las Vegas.

Pro forma results, as presented herein, assume the asset exchange occurred on January 1, 2013. For the three months ended December 31, 2014 and 2013, pro forma results include revenue and expenses from our stations received in Tampa-St. Petersburg, Charlotte, and WTEL-AM in Philadelphia, for the periods from October 1 to November 30, 2014 and the fourth quarter of 2013, respectively. For the twelve months ended December 31, 2014 and 2013, pro forma results include revenue and expenses from our stations received in Tampa-St. Petersburg, Charlotte, and WTEL-AM in Philadelphia, for the periods from January 1 to November 30, 2014 and the full year of 2013, respectively.

SOI, SOI from continuing operations, SOI from discontinued operations, SOI from combined operations and same-station SOI are financial measures of performance that are not calculated in accordance with GAAP. We use these non-GAAP financial measures for internal budgeting purposes. We also use SOI to make decisions as to the acquisition and disposition of radio stations. SOI, SOI from continuing operations, SOI from discontinued operations, SOI from combined operations and same-station SOI exclude corporate-level costs and expenses and depreciation and amortization, which may be material to an assessment of the Company’s overall operating performance. Management compensates for this limitation by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of the Company’s operating

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Beasley Broadcast Group, 3/6/15	page 5

performance. Moreover, the corresponding amounts of the non-cash and corporate-level costs and expenses excluded from the calculation are available to investors as they are presented on our statements of operations contained in our periodic reports filed with the Securities and Exchange Commission (SEC).

SOI is a measure widely used in the radio broadcast industry. The Company recognizes that because SOI is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that SOI provides meaningful information to investors because it is an important measure of how effectively we operate our business (i.e., operate radio stations) and assists investors in comparing our operating performance with that of other radio companies. We also believe that providing SOI on a same-station basis is a useful measure of our performance because it presents SOI before the impact of any acquisitions or dispositions completed during the relevant periods. This allows investors to measure the performance of radio stations we owned and operated during the entirety of the two operating periods being compared.

Note Regarding Forward-Looking Statements:

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions or the negative of these terms or other comparable terminology are intended to identify such forward-looking statements. Key risks are described in our reports filed with the SEC including in our Annual Report on Form 10-K for the year ended December 31, 2013. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including: risks that the stations acquired in the asset exchange with CBS Radio will not be integrated successfully or that the combined company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integrating the stations acquired in the asset exchange with CBS Radio; external economic forces that could have a material adverse impact on our advertising revenues and results of operations; our radio stations may not be able to compete effectively in their respective markets for advertising revenues; we may not remain competitive if we do not respond to changes in technology, standards and services that affect our industry; our substantial debt levels; and, the loss of key personnel. Our actual performance and results could differ materially because of these factors and other factors discussed in the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our SEC filings, including but not limited to annual reports on Form 10-K or quarterly reports on Form 10-Q, copies of which can be obtained from the SEC, www.sec.gov, or our website, www.bbgi.com. All information in this release is as of March 6, 2015, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations.

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Beasley Broadcast Group, 3/6/15	page 6

BEASLEY BROADCAST GROUP, INC.

Consolidated Statements of Operations (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013

Net revenue	$18,562,069	$15,027,736	$58,705,903	$56,097,960

Operating expenses:
Station operating expenses (including stock-based compensation and excluding depreciation and amortization shown separately below) (2)	12,261,368	9,531,608	40,351,258	37,253,276
Corporate general and administrative expenses (including stock-based compensation) (3)	2,110,910	2,243,679	8,923,117	8,624,395
Radio station exchange transaction cost	1,261,318	—	1,261,318	—
Employee termination expenses	458,585	—	458,585	—
Other operating expenses	—	—	—	185,916
Depreciation and amortization	715,412	437,595	2,151,949	1,656,015

Total operating expenses	16,807,593	12,212,882	53,146,227	47,719,602
Operating income	1,754,476	2,814,854	5,559,676	8,378,358
Non-operating income (expense):
Interest expense	(970,513)	(1,370,072)	(4,375,129)	(7,081,801)
Loss on extinguishment of long-term debt	—	—	(30,569)	(1,260,784)
Other income (expense), net	24,201	(17,910)	326,282	80,444

Income from continuing operations before income taxes	808,164	1,426,872	1,480,260	116,217
Income tax expense (benefit)	(1,021,611)	604,288	514,275	(129,433)

Income from continuing operations	1,829,775	822,584	965,985	245,650
Income from discontinued operations (net of income taxes)	32,006,621	2,758,332	39,033,382	11,300,613

Net income	$33,836,396	$3,580,916	$39,999,367	$11,546,263

Basic net income per share:
Continuing operations	$0.08	$0.04	$0.04	$0.01

Discontinued operations	$1.40	$0.12	$1.71	$0.50

Net income per share	$1.48	$0.16	$1.75	$0.51

Diluted net income per share:
Continuing operations	$0.08	$0.04	$0.04	$0.01

Discontinued operations	$1.39	$0.12	$1.70	$0.50

Net income per share	$1.47	$0.16	$1.74	$0.51

Basic common shares outstanding	22,824,920	22,745,384	22,811,825	22,735,774

Diluted common shares outstanding	22,949,058	22,857,365	22,944,815	22,838,209

(1)	We refer to “Cost of services,” and “Selling, general and administrative” together as “station operating expenses” for the “Calculation of SOI” and “Reconciliation of SOI to Net Income” below.
(2)	Includes stock-based compensation of $(74,196) and $(4,458) for the three months ended December 31, 2014 and 2013, respectively and $101,362 and $21,371 for the twelve months ended December 31, 2014 and 2013, respectively.
(3)	Includes stock-based compensation of $297,493 and $191,471 for the three months ended December 31, 2014 and 2013, respectively and $1,216,540 and $671,724 for the twelve months ended December 31, 2014 and 2013, respectively.

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Beasley Broadcast Group, 3/6/15	page 7

Selected Balance Sheet Data - Unaudited

(in thousands)

	December 31, 2014	December 31, 2013
Cash and cash equivalents	$14,259	$14,299
Working capital	21,511	21,535
Total assets	315,967	264,209
Long term debt, net of current portion	94,581	102,625
Stockholders’ equity	$130,542	$93,626

Selected Statement of Cash Flows Data – Unaudited

	Year Ended December 31,
	2014	2013
Net cash provided by operating activities	$16,913,700	$19,913,684
Net cash used in investing activities	(2,931,179)	(6,655,233)
Net cash used in financing activities	(14,022,093)	(10,620,086)

Net increase (decrease) in cash and cash equivalents	$(39,572)	$2,638,365

Calculation of SOI – Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net revenue	$18,562,069	$15,027,736	$58,705,903	$56,097,960
Station operating expenses	(12,261,368)	(9,531,608)	(40,351,258)	(37,253,276)

SOI	$6,300,701	$5,496,128	$18,354,645	$18,844,684

Reconciliation of SOI to Net Income - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
SOI	$6,300,701	$5,496,128	$18,354,645	$18,844,684
Corporate general and administrative expenses	(2,110,910)	(2,243,679)	(8,923,117)	(8,624,395)
Radio station exchange transaction cost	(1,261,318)	—	(1,261,318)	—
Employee termination expenses	(458,585)	—	(458,585)	—
Other operating expenses	—	—	—	(185,916)
Depreciation and amortization	(715,412)	(437,595)	(2,151,949)	(1,656,015)
Interest expense	(970,513)	(1,370,072)	(4,375,129)	(7,081,801)
Loss on extinguishment of long-term debt	—	—	(30,569)	(1,260,784)
Other income (expense), net	24,201	(17,910)	326,282	80,444
Income tax (expense) benefit	1,021,611	(604,288)	(514,275)	129,433
Discontinued operations	32,006,621	2,758,332	39,033,382	11,300,613

Net income	$33,836,396	$3,580,916	$39,999,367	$11,546,263

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Beasley Broadcast Group, 3/6/15	page 8

Calculation of Same-Station SOI - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Reported net revenue	18,562,069	15,027,736	58,705,903	56,097,960
Tampa-St. Petersburg	(1,602,676)	—	(1,602,676)	—
Charlotte	(2,453,429)	—	(2,453,429)	—
WTEL-AM	(72,967)	—	(72,967)	—
KVGS-FM	—	—	(1,890,942)	(688,922)

Same-station net revenue	14,432,997	15,027,736	52,685,889	55,409,038

Reported station operating expenses	12,261,368	9,531,608	40,351,258	37,253,276
Tampa-St. Petersburg	(1,274,192)	—	(1,274,192)	—
Charlotte	(1,520,024)	—	(1,520,024)	—
WTEL-AM	(7,112)	—	(7,112)	—
KVGS-FM	—	—	(1,573,949)	(420,427)

Same-station station operating expenses	9,460,040	9,531,608	35,975,981	36,832,849

Same-station net revenue	14,432,997	15,027,736	52,685,889	55,409,038
Same-station station operating expenses	9,460,040	9,531,608	35,975,981	36,832,849

Same-station SOI	4,972,957	5,496,128	16,709,908	18,576,189

Reconciliation of Same-Station SOI to Net Income - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Same-station SOI	4,972,957	5,496,128	16,709,908	$18,576,189
Same-station net revenue adjustment	4,129,072	—	6,020,014	688,922
Same-station station operating expenses adjustment	(2,801,328)	—	(4,375,277)	(420,427)
Corporate general and administrative expenses	(2,110,910)	(2,243,679)	(8,923,117)	(8,624,395)
Radio station exchange transaction costs	(1,261,318)	—	(1,261,318)	—
Employee termination expenses	(458,585)	—	(458,585)	—
Other operating expenses	—	—	—	(185,916)
Depreciation and amortization	(715,412)	(437,595)	(2,151,949)	(1,656,015)
Interest expense	(970,513)	(1,370,072)	(4,375,129)	(7,081,801)
Loss on extinguishment of long-term debt	—	—	(30,569)	(1,260,784)
Other income (expense), net	24,201	(17,910)	326,282	80,444
Income tax (expense) benefit	1,021,611	(604,288)	(514,275)	129,433
Discontinued operations	32,006,621	2,758,332	39,033,382	11,300,613

Net income	33,836,396	3,580,916	39,999,367	11,546,263

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Beasley Broadcast Group, 3/6/15	page 9

Calculation of SOI – Discontinued Operations - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net revenue	$8,120,794	$12,259,780	$42,621,758	$48,807,760
Station operating expenses	(5,564,225)	(7,530,055)	(27,732,682)	(29,790,863)

SOI	$2,556,569	$4,729,725	$14,889,076	$19,016,897

Reconciliation of SOI to Net Income – Discontinued Operations - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
SOI	$2,556,569	$4,729,725	$14,889,076	$19,016,897
Employee termination expenses	(62,500)	—	(62,500)	—
Depreciation and amortization	47,009	(142,638)	(374,002)	(564,626)
Gain on exchange of radio stations	54,306,974	—	54,306,974	—
Other income (expense), net	—	1,275	(330,416)	9,314
Income tax expense	(24,841,431)	(1,830,030)	(29,395,750)	(7,160,972)

Net income	$32,006,621	$2,758,332	$39,033,382	$11,300,613

Calculation of SOI – Combined Operations

(continuing and discontinued operations) - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net revenue	$26,682,863	$27,287,516	$101,327,661	$104,905,720
Station operating expenses	(17,825,593)	(17,061,663)	(68,083,940)	(67,044,139)

SOI	$8,857,270	$10,225,853	$33,243,721	$37,861,581

Reconciliation of SOI to Net Income – Combined Operations

(continuing and discontinued operations) - Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
SOI	$8,857,270	$10,225,853	$33,243,721	$37,861,581
Corporate general and administrative expenses	(2,110,910)	(2,243,679)	(8,923,117)	(8,624,395)
Radio station exchange transaction costs	(1,261,318)	—	(1,261,318)	—
Employee termination expenses	(521,085)	—	(521,085)	—
Other operating expenses	—	—	—	(185,916)
Depreciation and amortization	(668,403)	(580,233)	(2,525,951)	(2,220,641)
Gain on exchange of radio stations	54,306,974	—	54,306,974	—
Interest expense	(970,513)	(1,370,072)	(4,375,129)	(7,081,801)
Loss on extinguishment of long-term debt	—	—	(30,569)	(1,260,784)
Other income (expense), net	24,201	(16,635)	(4,134)	89,758
Income tax expense	(23,819,820)	(2,434,318)	(29,910,025)	(7,031,539)

Net income	$33,836,396	$3,580,916	$39,999,367	$11,546,263

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Beasley Broadcast Group, 3/6/15	page 10

	Three Months Ended December 31, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$18,562,069	$8,120,794	$26,682,863

Operating expenses:
Station operating expenses	12,261,368	5,564,225	17,825,593
Corporate general and administrative expenses	2,110,910	—	2,110,910
Radio station exchange transaction costs	1,261,318	—	1,261,318
Employee termination expenses	458,585	62,500	521,085
Depreciation and amortization	715,412	(47,009)	668,403
Gain on exchange of radio stations	—	(54,306,974)	(54,306,974)

Total operating expenses	16,807,593	(48,727,258)	(31,919,665)
Operating income	1,754,476	56,848,052	58,602,528
Non-operating income (expense):
Interest expense	(970,513)	—	(970,513)
Other income (expense), net	24,201	—	24,201

Income from continuing operations before income taxes	808,164	56,848,052	57,656,216
Income tax expense (benefit)	(1,021,611)	24,841,431	23,819,820

Net income	1,829,775	32,006,621	33,836,396

	Three Months Ended December 31, 2013 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$15,027,736	$12,259,780	$27,287,516

Operating expenses:
Station operating expenses	9,531,608	7,530,055	17,061,663
Corporate general and administrative expenses	2,243,679	—	2,243,679
Depreciation and amortization	437,595	142,638	580,233

Total operating expenses	12,212,882	7,672,693	19,885,575
Operating income	2,814,854	4,587,087	7,401,941
Non-operating income (expense):
Interest expense	(1,370,072)	—	(1,370,072)
Other income (expense), net	(17,910)	1,275	(16,635)

Income from continuing operations before income taxes	1,426,872	4,588,362	6,015,234
Income tax expense	604,288	1,830,030	2,434,318

Net income	822,584	2,758,332	3,580,916

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Beasley Broadcast Group, 3/6/15	page 11

	Year Ended Year Ended December 31, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$58,705,903	$42,621,758	$101,327,661

Operating expenses:
Station operating expenses	40,351,258	27,732,682	68,083,940
Corporate general and administrative expenses	8,923,117	—	8,923,117
Radio station exchange transaction cost	1,261,318	—	1,261,318
Employee termination expenses	458,585	62,500	521,085
Depreciation and amortization	2,151,949	374,002	2,525,951
Gain on exchange of radio stations	—	(54,306,974)	(54,306,974)

Total operating expenses	53,146,227	(26,137,790)	27,008,437
Operating income	5,559,676	68,759,548	74,319,224
Non-operating income (expense):
Interest expense	(4,375,129)	—	(4,375,129)
Loss on extinguishment of long-term debt	(30,569)	—	(30,569)
Other income (expense), net	326,282	(330,416)	(4,134)

Income from continuing operations before income taxes	1,480,260	68,429,132	69,909,392
Income tax expense	514,275	29,395,750	29,910,025

Net income	965,985	39,033,382	39,999,367

	Year Ended December 31, 2013 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$56,097,960	$48,807,760	$104,905,720

Operating expenses:
Station operating expenses	37,253,276	29,790,863	67,044,139
Corporate general and administrative expenses	8,624,395	—	8,624,395
Other operating expenses	185,916	—	185,916
Depreciation and amortization	1,656,015	564,626	2,220,641

Total operating expenses	47,719,602	30,355,489	78,075,091
Operating income	8,378,358	18,452,271	26,830,629
Non-operating income (expense):
Interest expense	(7,081,801)	—	(7,081,801)
Loss on extinguishment of long-term debt	(1,260,784)	—	(1,260,784)
Other income (expense), net	80,444	9,314	89,758

Income from continuing operations before income taxes	116,217	18,461,585	18,577,802
Income tax expense (benefit)	(129,433)	7,160,972	7,031,539

Net income	245,650	11,300,613	11,546,263

Beasley Broadcast Group, 3/6/15	page 12

Pro Forma

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Reported net revenue	18,562,069	15,027,736	58,705,903	56,097,960
Tampa	4,116,213	6,531,540	22,931,163	26,050,480
Charlotte	6,042,687	8,393,834	29,948,041	31,087,111
WTEL-AM	172,480	251,793	588,878	1,158,124

Pro forma net revenue	28,893,449	30,204,903	112,173,985	114,393,675

Reported station operating expenses	12,261,368	9,531,608	40,351,258	37,253,276
Tampa	3,470,814	5,246,452	18,313,419	21,061,829
Charlotte	3,877,992	5,345,261	20,026,843	21,835,543
WTEL-AM	70,999	70,003	467,846	590,727

Pro-forma station operating expenses	19,681,173	20,193,324	79,159,366	80,741,375

Pro forma net revenue	28,893,449	30,204,903	112,173,985	114,393,675
Pro forma station operating expenses	19,681,173	20,193,324	79,159,366	80,741,375

Pro forma SOI	9,212,276	10,011,579	33,014,619	33,652,300

Reconciliation of Pro Forma SOI to Net Income

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Pro forma SOI	9,212,276	10,011,579	33,014,619	$33,652,300
Pro forma net revenue adjustment	(10,331,380)	(15,177,167)	(53,468,082)	(58,295,715)
Pro forma station operating expenses adjustment	7,419,805	10,661,716	(38,808,108)	(43,488,099)
Corporate general and administrative expenses	(2,110,910)	(2,243,679)	(8,923,117)	(8,624,395)
Radio station exchange transaction costs	(1,261,318)	—	(1,261,318)	—
Employee termination expenses	(458,585)	—	(458,585)	—
Other operating expenses	—	—	—	(185,916)
Depreciation and amortization	(715,412)	(437,595)	(2,151,949)	(1,656,015)
Interest expense	(970,513)	(1,370,072)	(4,375,129)	(7,081,801)
Loss on extinguishment of long-term debt	—	—	(30,569)	(1,260,784)
Other income (expense), net	24,201	(17,910)	326,282	80,444
Income tax (expense) benefit	1,021,611	(604,288)	(514,275)	129,433
Discontinued operations	32,006,621	2,758,332	39,033,382	11,300,613

Net income	33,836,396	3,580,916	39,999,367	11,546,263

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